EXHIBIT 4  --  SHIPROCK, INC. STOCK CERTIFICATE SAMPLE

             NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

                             Shiprock, Inc.


 NUMBER                                                 SHARES
[NUMBER]                                               [NUMBER]

                                                    PAR VALUE $.001

                      AUTHORIZED STOCK  20,000,000
                          CUSIP NO. 824805 10 5


THIS CERTIFIES THAT [NAME]

IS THE RECORD HOLDER OF [NUMBER] SHARES


Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:  [DATE]

                           Michael D. Artis
                           ----------------
                           Secretary
Corporate Seal
                           Tommy J. Gropp
                           --------------
                           President


                                                      Countersigned:
                                               HOLLADAY STOCK TRANSFER, INC.
                                                    2939 North 67th Place
                                                   Scottsdale, AZ  85251
                                                        (480) 481-3940

                                                 By
                                                 -----------------------
                                                   Authorized Signature

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              SHIPROCK, INC. STOCK CERTIFICATE SAMPLE BACK

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a commercial bank or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT -....Custodian...
TEN ENT - as tenants by the entireties                    (Cust)     (Minor)
JT TEN - as joint tenants with right of        under Uniform Gifts to Minors
                                                 Act of...................
                                                          (State)

       Additional abbreviations may also be used though not in the above list.

For Value Received, ________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------Shares
of capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________



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NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


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